                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) April 12, 2002


                         VICTOR EBNER ENTERPRISES, INC.
             (Exact name of registrant as specified in its chapter)


         FLORIDA                  000-31205                      65-0853816
----------------------------     -----------               ---------------------
(State or other jurisdiction     (Commission                    (IRS Employer
    of incorporation)            File Number)                Identification No.)


                   1 Avenue de Mail, 1205 Geneva, Switzerland
              ----------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (604) 605-0507
                                                           ---------------

ITEM 4.  Changes in Registrants Certifying Accountant

On April 12, 2002, Stefanou & Company, LLP ("Stefanou") resigned as the Company's independent certified public account. Stefanou's report on the Company's financial statements for the years ended December 31, 2000 and 1999 contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Stefanou's report for the year ended December 31, 2000 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. During the year ended December 31, 2000 and 1999 and the subsequent interim period through April 12, 2001, the Company has not had any disagreements with Stefanou on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company's Board of Directors accepted Stefanou's resignation.

On April 12, 2002, the Company engaged Braverman and Company, P.C., to serve as its independent certified public accountant for the year ended December 31, 2001.

Stefanou's letter, which is required pursuant to Item 304 (a) (3) of Regulation S-B, is submitted as an exhibit to this Current Report on Form 8-K.

ITEM 7.  Financial Statements and Exhibits

(b)      Exhibits

16       Letter on change in certifying accountant


SIGNATURE


Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


VICTOR EBNER ENTERPRISES, INC.                      Date:  April 16, 2002
(Registrant)


By:      /s/ Christian Ebner
         -----------------------------------
         Christian Ebner
         President